Exhibit 99.1
Secureworks® Announces First Quarter Fiscal 2024 Results
ATLANTA, Ga, Jun. 8, 2023 - Secureworks® (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its first quarter, which ended on May 5, 2023.
Key Highlights
•Secureworks Taegis™ first quarter revenue grew 68% year-over-year to $62.6 million.
•Taegis annual recurring revenue (ARR) grew to $269 million, an increase of 49% on a year-over-year basis, and now represents approximately 86% of Secureworks total ARR.
•Taegis GAAP gross margin and non-GAAP gross margin continued to expand in the first quarter, reaching 68.2% and 70.0%, respectively.
“I’m proud of our competitive advantage in the Managed XDR market. Our holistic approach, combined with our open XDR strategy, drives better security outcomes for customers, as reflected in the continued strong momentum in Taegis this quarter,” said Wendy Thomas, CEO, Secureworks. “Our ongoing use of AI and automation helps Taegis achieve the most effective and efficient detection and response for our customers.”
“As one of the largest providers of managed detection and response, Taegis ARR and revenue growth rates remain above the industry average,” said Christian Grant, Interim Chief Financial Officer, Secureworks. “Taegis gross margin is expanding, reaching 70% in the first quarter, as we continue to deliver on our commitment to scaling our cost structure and managing our business toward profitable growth.”
First Quarter Fiscal 2024 Financial Highlights
•Total revenue for the first quarter was $94.4 million, compared to $121.0 million in the first quarter of fiscal 2023.
•Taegis revenue for the first quarter was $62.6 million, compared to $37.2 million in the first quarter of fiscal 2023.
•GAAP gross profit was $51.6 million, compared with $71.6 million in the first quarter of fiscal 2023. Non-GAAP gross profit was $56.6 million, compared with $76.4 million during the same period last year.
•GAAP gross profit specific to Taegis was $42.7 million, compared with $24.8 million in the first quarter of fiscal 2023. Non-GAAP Taegis gross profit was $43.8 million, compared with $25.7 million during the same period last year.
•GAAP gross margin was 54.7%, compared with 59.1% in the same period last year. Non-GAAP gross margin was 59.9%, compared with 63.1% in the first quarter of fiscal 2023.
•GAAP gross margin specific to Taegis was 68.2%, compared with 66.5% in the same period last year. Non-GAAP Taegis gross margin was 70.0%, compared with 68.9% in the first quarter of fiscal 2023.
•GAAP net loss was $31.0 million, or $0.36 per share, compared with net loss of $21.6 million, or $0.26 per share, in the prior year. Non-GAAP net loss was $17.1 million, or $0.20 per share, compared with non-GAAP net loss of $7.6 million, or $0.09 per share, in the same period last year.
•Adjusted EBITDA loss for the quarter was $20.1 million, compared with adjusted EBITDA loss of $7.8 million in the first quarter of fiscal 2023.

•The company ended the first quarter with $94.5 million in cash and cash equivalents.
Business and Operational Highlights
•Appointed Alpana Wegner as Chief Financial Officer.
•Appointed Allan Peters as Chief Revenue Officer.
•Announced new Secureworks OT Detection and Response offering to reduce business risk and visibility across both the IT and OT landscape.
•Announced new Secureworks Taegis integration for SentinelOne Singularity Complete™ providing enhanced threat prevention, detection and response with comprehensive visibility across endpoints, identity systems, cloud applications, and beyond.
•Secureworks Counter Threat Unit™ (CTU™) researchers uncovered the activity of Cobalt Illusion, an Iran-based threat actor group targeting human rights researchers at US think tanks and NGOs.
•Published Annual Incident Response report “Learning from Incident Response: 2022 Year in Review,” providing key findings including: the doubling in incidents involving business email compromise (BEC) and near tripling in successful phishing campaigns since 2021; an increase in hostile state-sponsored activity last year; and the fact that ransomware incidents have fallen in 2022 but remain a core threat.
•Recognition and awards in the first quarter of fiscal 2024 include:
◦Listed Top 3 largest in MDR market share according to Gartner’s report ‘Market Share: Managed Security Services, Worldwide, 2022.’
◦Recognized in “The Forrester Wave™: Managed Detection and Response, Q2 2023,” with highest possible scores in areas most critical to our customers – Managed Detection, Managed Response, Threat Hunting, Time to Value, and Analytics – reflecting our success in delivering unmatched MDR capabilities through the Taegis platform.
◦Named by SC Media as a "Finalist" in the "Best Managed Detection and Response Service;” and among the Top 5 that SC Media has deemed the ”best in cybersecurity" for this category.
◦Received a 5-Star Rating in 2023 CRN® Partner Program Guide.
◦Included as a Leader in GigaOm’s Radar for Cybersecurity Incident Response.
◦Nominated for Zywave Cyber Technology Provider of the Year.
Financial Outlook
For the second quarter of fiscal 2024, the Company expects:
•Revenue of $90 million to $92 million.
•GAAP net loss per share of $0.32 to $0.34 and non-GAAP net loss per share of $0.15 to $0.17.
Secureworks is providing the following updated guidance for full fiscal year 2024. The Company expects:

Fiscal Year 2024 Guidance
Taegis ARR	At least $300M
Other MSS ARR	Below $20M
Total revenue	$380M to $400M
GAAP net loss	($87M) to ($95M)
($1.02) to ($1.11) per share
Non-GAAP net loss	($31M) to ($39M)
($0.34) to ($0.43) per share
Adjusted EBITDA	($39M) to ($29M)
Cash from operations	($55M) to ($45M)

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its first quarter fiscal 2024 results and financial guidance on June 8, 2023, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP Taegis gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, adjusted EBITDA, weighted average common shares outstanding - diluted (non-GAAP), non-GAAP Taegis gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss per share and non-GAAP net loss per share for the second quarter of fiscal 2024, and Taegis ARR, other MSS ARR, total revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA, and cash from operations for full year fiscal 2024, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s ability to navigate economic conditions, geopolitical uncertainty and financial market volatility; the Company’s reliance on personnel with extensive information security expertise; the Company’s ability to successfully implement its strategic plan to realign and optimize its investments with its priorities; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with expansion of the Company’s international sales and operations; the risks associated with proposed or currently enacted tax statutes, including Internal Revenue Code Section 174; the Company’s exposure to fluctuations in currency exchange rates or inflation; the effect of new governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber-attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.; and risks related to the volatility of the price of the Company’s Class A common stock.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information
Investor Inquiries:
Kevin Toomey
VP, Investor Relations
862-338-9046
ktoomey@secureworks.com
Media Inquiries:
Nicole Catalano
Corporate Communications
415-295-5873
press@secureworks.com            (Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)
	Three Months Ended
	May 5, 2023	April 29, 2022
Net revenue:
Subscription	$77,259	$94,413
Professional services	17,136	26,602
Total net revenue	94,395	121,015
Cost of revenue:
Subscription	31,019	32,826
Professional services	11,767	16,609
Total cost of revenue	42,786	49,435
Gross profit	51,609	71,580
Operating expenses:
Research and development	31,172	33,331
Sales and marketing	34,526	39,245
General and administrative	22,263	25,360
Total operating expenses	87,961	97,936
Operating loss	(36,352)	(26,356)
Interest and other, net	(1,746)	(697)
Loss before income taxes	(38,098)	(27,053)
Income tax benefit	(7,128)	(5,455)
Net loss	$(30,970)	$(21,598)

Loss per common share (basic and diluted)	$(0.36)	$(0.26)
Weighted-average common shares outstanding (basic and diluted)	85,431	83,763

Percentage of Total Net Revenue (1)
Subscription gross margin	59.9%	65.2%
Professional services gross margin	31.3%	37.6%
Total gross margin	54.7%	59.1%
Research and development expenses	33.0%	27.5%
Sales and marketing expenses	36.6%	32.4%
General and administrative expenses	23.6%	21.0%
Operating expenses	93.2%	80.9%
Operating loss	(38.5)%	(21.8)%
Loss before income taxes	(40.4)%	(22.4)%
Net loss	(32.8)%	(17.8)%
Effective tax rate	18.7%	20.2%
Note: Percentage growth rates are calculated based on underlying data in thousands
(1)    Financial measures as a percentage of revenue are calculated based on total GAAP net revenue, except for GAAP subscription gross margin and GAAP professional services gross margin measures, which are calculated based on each of their respective GAAP net revenue measures.

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	May 5, 2023	February 3, 2023
Assets:
Current assets:
Cash and cash equivalents	$94,510	$143,517
Accounts receivable, net	56,994	72,627
Inventories, net	675	620
Other current assets	17,515	17,526
Total current assets	169,694	234,290
Property and equipment, net	4,122	4,632
Operating lease right-of-use assets, net	9,367	9,256
Goodwill	425,370	425,519
Intangible assets, net	99,414	106,208
Other non-current assets	64,725	60,965
Total assets	$772,692	$840,870
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$14,768	$18,847
Accrued and other current liabilities	53,489	81,566
Short-term deferred revenue	139,591	145,170
Total current liabilities	207,848	245,583
Long-term deferred revenue	9,884	11,162
Operating lease liabilities, non-current	11,025	12,141
Other non-current liabilities	14,282	14,023
Total liabilities	243,039	282,909
Total stockholders' equity	529,653	557,961
Total liabilities and stockholders' equity	$772,692	$840,870

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	May 5, 2023	April 29, 2022
Cash flows from operating activities:
Net loss	$(30,970)	$(21,598)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,980	9,383
Amortization of right of use asset	627	964
Amortization of costs capitalized to obtain revenue contracts	4,574	4,514
Amortization of costs capitalized to fulfill revenue contracts	954	1,395
Stock-based compensation expense	7,270	9,126
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	1,940	565
Income tax benefit	(7,128)	(5,455)
Provision for credit losses	(223)	53
Changes in assets and liabilities:
Accounts receivable	15,586	10,728
Net transactions with Dell	5,179	(847)
Inventories	(55)	132
Other assets	(2,660)	(3,102)
Accounts payable	(4,126)	7,674
Deferred revenue	(7,304)	(3,421)
Operating leases, net	(1,822)	(1,483)
Accrued and other liabilities	(33,005)	(33,507)
Net cash used in operating activities	(42,183)	(24,879)
Cash flows from investing activities:
Capital expenditures	(480)	(413)
Software development costs	(1,210)	(1,701)
Net cash used in investing activities	(1,690)	(2,114)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(5,134)	(7,442)
Net cash used in financing activities	(5,134)	(7,442)
Net decrease in cash and cash equivalents	(49,007)	(34,435)
Cash and cash equivalents at beginning of the period	143,517	220,655
Cash and cash equivalents at end of the period	$94,510	$186,220

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP Taegis Subscription Solutions cost of revenue, non-GAAP Managed Security Services cost of revenue, non-GAAP gross profit, non-GAAP Taegis gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, adjusted EBITDA, non-GAAP Taegis gross margin, non-GAAP Managed Security Services gross margin, non-GAAP subscription gross margin and non-GAAP professional services gross margin, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of our reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. The Company encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended
	May 5, 2023	April 29, 2022
GAAP net revenue:
Taegis Subscription Solutions	$62,596	$37,216
Managed Security Services	14,663	57,197
Total Subscription revenue	77,259	94,413
Professional services	17,136	26,602
GAAP net revenue(1)	$94,395	$121,015

GAAP Taegis Subscription Solutions cost of revenue	$19,908	$12,455
Amortization of intangibles	(1,069)	(855)
Stock-based compensation expense	(79)	(41)
Non-GAAP Taegis Subscription Solutions cost of revenue	$18,760	$11,559

GAAP Managed Security Services cost of revenue	$11,111	$20,371
Amortization of intangibles	(3,411)	(3,410)
Stock-based compensation expense	(67)	(82)
Non-GAAP Managed Security Services cost of revenue	$7,633	$16,879

GAAP subscription cost of revenue	$31,019	$32,826
Amortization of intangibles	(4,480)	(4,265)
Stock-based compensation expense	(146)	(123)
Non-GAAP subscription cost of revenue	$26,393	$28,438

GAAP professional services cost of revenue	$11,767	$16,609
Stock-based compensation expense	(325)	(387)
Non-GAAP professional services cost of revenue	$11,442	$16,222

GAAP gross profit	$51,609	$71,580
Amortization of intangibles	4,480	4,265
Stock-based compensation expense	471	510
Non-GAAP gross profit	$56,560	$76,355

GAAP Taegis Subscription Solutions gross profit	$42,688	$24,761
Amortization of intangibles	1,069	855
Stock-based compensation expense	79	41
Non-GAAP Taegis Subscription Solutions gross profit	$43,836	$25,657

GAAP research and development expenses	$31,172	$33,331
Stock-based compensation expense	(2,602)	(2,743)
Non-GAAP research and development expenses	$28,570	$30,588

GAAP sales and marketing expenses	$34,526	$39,245
Stock-based compensation expense	(841)	(1,638)
Non-GAAP sales and marketing expenses	$33,685	$37,607

GAAP general and administrative expenses	$22,263	$25,360
Amortization of intangibles	(3,524)	(3,524)
Stock-based compensation expense	(3,356)	(4,235)
Non-GAAP general and administrative expenses	$15,383	$17,601

GAAP operating loss	$(36,352)	$(26,356)
Amortization of intangibles	8,004	7,789
Stock-based compensation expense	7,270	9,126
Non-GAAP operating (loss) income	$(21,078)	$(9,441)

GAAP net loss	$(30,970)	$(21,598)
Amortization of intangibles	8,004	7,789
Stock-based compensation expense	7,270	9,126
Aggregate adjustment for income taxes	(1,440)	(2,920)
Non-GAAP net (loss) income	$(17,136)	$(7,603)

GAAP loss per share	$(0.36)	$(0.26)
Amortization of intangibles	0.09	0.09
Stock-based compensation expense	0.09	0.11
Aggregate adjustment for income taxes	(0.02)	(0.03)
Non-GAAP (loss) earnings per share *	$(0.20)	$(0.09)
* Sum of reconciling items may differ from total due to rounding of individual components

GAAP net loss	$(30,970)	$(21,598)
Interest and other, net	1,746	697
Income tax benefit	(7,128)	(5,455)
Depreciation and amortization	8,980	9,383
Stock-based compensation expense	7,270	9,126
Adjusted EBITDA	$(20,102)	$(7,847)
(1) Historically the Company has presented non-GAAP net revenue as a financial measure. There are no such adjustments that give rise to non-GAAP net revenue for any of the periods presented.

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited)
	Three Months Ended
Percentage of Total Net Revenue	May 5, 2023	April 29, 2022

GAAP Taegis gross margin	68.2%	66.5%
Non-GAAP adjustment	1.8%	2.4%
Non-GAAP Taegis gross margin	70.0%	68.9%

GAAP Managed Security Services gross margin	24.2%	64.4%
Non-GAAP adjustment	23.7%	6.1%
Non-GAAP Managed Security Services gross margin	47.9%	70.5%

GAAP subscription gross margin	59.9%	65.2%
Non-GAAP adjustment	5.9%	4.7%
Non-GAAP subscription gross margin	65.8%	69.9%

GAAP professional services gross margin	31.3%	37.6%
Non-GAAP adjustment	1.9%	1.4%
Non-GAAP professional services gross margin	33.2%	39.0%

GAAP gross margin	54.7%	59.1%
Non-GAAP adjustment	5.2%	4.0%
Non-GAAP gross margin	59.9%	63.1%

GAAP research and development expenses	33.0%	27.5%
Non-GAAP adjustment	(2.7)%	(2.2)%
Non-GAAP research and development expenses	30.3%	25.3%

GAAP sales and marketing expenses	36.6%	32.4%
Non-GAAP adjustment	(0.9)%	(1.3)%
Non-GAAP sales and marketing expenses	35.7%	31.1%

GAAP general and administrative expenses	23.6%	21.0%
Non-GAAP adjustment	(7.3)%	(6.5)%
Non-GAAP general and administrative expenses	16.3%	14.5%

GAAP operating loss	(38.5)%	(21.8)%
Non-GAAP adjustment	16.2%	14.0%
Non-GAAP operating (loss) income	(22.3)%	(7.8)%

GAAP net loss	(32.8)%	(17.8)%
Non-GAAP adjustment	14.6%	11.5%
Non-GAAP net (loss) income	(18.2)%	(6.3)%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	August 4, 2023		February 2, 2024
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$90	$92	$380	$400

GAAP net loss	$(29)	$(27)	$(95)	$(87)
Amortization of intangibles	8	8	28	28
Stock-based compensation expense	10	10	44	44
Aggregate adjustment for income taxes	(3)	(3)	(15)	(15)
Non-GAAP net loss*	$(14)	$(13)	$(39)	$(31)

GAAP net loss per share	$(0.34)	$(0.32)	$(1.11)	$(1.02)
Amortization of intangibles	0.09	0.09	0.32	0.32
Stock-based compensation expense	0.11	0.11	0.51	0.51
Aggregate adjustment for income taxes	(0.04)	(0.04)	(0.18)	(0.18)
Non-GAAP net loss per share*	$(0.17)	$(0.15)	$(0.43)	$(0.34)

GAAP net loss			$(95)	$(87)
Interest and other, net			7	7
Income tax benefit			(26)	(24)
Depreciation and amortization			31	31
Stock-based compensation expense			44	44
Adjusted EBITDA*			$(39)	$(29)

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions) – diluted (non-GAAP)				86.2
Cash flow from operations			$(55) to $(45)
Capital expenditures				$7 to $9

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding